UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 26, 2007
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Ford Motor Company ("Ford") hereby incorporates by reference its news release dated July 26, 2007, which is herewith furnished as Exhibit 99.

Ford will conduct two conference calls on July 26, 2007 to review preliminary second quarter 2007 financial results.  Beginning at 9:00 a.m., Ford's President and Chief Executive Officer Alan Mulally and Executive Vice President and Chief Financial Officer Don Leclair will host a presentation for the investment community and news media to review Ford's preliminary second quarter 2007 financial results.  Investors may access this presentation by dialing 800-573-4754 (or 1-617-224-4325 from outside the United States).  The passcode for either telephone number is a verbal response of "Ford Earnings."

At 11:00 a.m., Ford Senior Vice President and Controller Peter Daniel, Ford Vice President and Treasurer Neil Schloss, and Ford Motor Credit Company Vice Chairman and Chief Financial Officer K.R. Kent will host a presentation for fixed income analysts and investors.  Investors may access this presentation using the same dial-in information as above, with the passcode being a verbal response of "Ford Fixed Income."

A listen-only webcast and supporting presentation materials for these calls will be available on the Internet at www.shareholder.ford.com.  Investors may also access replays for one week following the presentations by visiting www.shareholder.ford.com, or by dialing 888-286-8010 (or 1-617-801-6888 from outside the United States).  The passcode for replays of the earnings call is 29481628; the passcode for replays of the fixed income call is 55865600.  All times referenced above are in Eastern Time.

Please note that Exhibit 99 to this Form 8-K discusses pre-tax profits excluding special items for Ford's Automotive sector and the primary operating segments and business units within the Automotive sector.  The most directly comparable financial measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles is pre-tax profits including special items.  We believe that pre-tax profits excluding special items is a useful measure to provide investors, because it excludes those items that we do not consider to be indicative of earnings from ongoing operating activities.  As a result, pre-tax profits excluding special items provides investors with a more relevant measure of the results generated by our operations.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99	News Release dated July 26, 2007	Furnished with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: July 26, 2007	By:	/s/ Louis J. Ghilardi
Louis J. Ghilardi
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99	News Release dated July 26, 2007